UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of the
Securities Exchange Act of 1934

January 19, 2005
Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION
(Exact name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

001-16197 (Commission File Number)	22-3537895 (IRS Employer Identification No.)

158 Route 206, Peapack-Gladstone, New Jersey 07934
(Address of principal executive offices)

(908) 234-0700
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Material Impairment, Financial Statements and Exhibits

Item 2.06 Material Impairments.

On January 14, 2005, Peapack-Gladstone Financial Corporation concluded that an other-than-temporary impairment charge related to Fannie Mae and Freddie Mac preferred stock held in its available-for-sale investment portfolio would be recorded in the fourth quarter of 2004.

The other-than-temporary impairment totals $560,000 on a pre-tax basis and $336,000 on an after-tax basis, or $0.04 per diluted share. The recording of this impairment will not require any future cash expenditures.

For additional information, reference is made to the press release, dated January 19, 2005, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(C)     Exhibits:

The following exhibit is filed herewith:

         99.1 Press release of Peapack-Gladstone Financial Corporation, dated January 19, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 19, 2005	PEAPACK-GLADSTONE FINANCIAL CORPORATION By: /s/ Arthur F. Birmingham Arthur F. Birmingham Executive Vice President and Chief Financial Officer